                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):   June 30, 1996


                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST




      BANK OF AMERICA NATIONAL TRUST                       BANK OF AMERICA, FSB
         AND SAVINGS ASSOCIATION
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)



        UNITED STATES                                           UNITED STATES
- --------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    333-3200
                                   ----------

                            (COMMISSION FILE NUMBER)


        94-1687665                                                91-0221850
- --------------------------------------------------------------------------------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER


555 CALIFORNIA STREET                                  55 CALIFORNIA STREET
SAN FRANCISCO, CA  94104                               SAN FRANCISCO, CA 94104
(415) 622-3530                                         415) 622-2220
- --------------------------------------------------------------------------------
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

ITEM 5.   OTHER EVENTS

          (a)  Monthly Report


The following are filed herewith.  The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

          Exhibit No.              Description

          20 Monthly Statements mailed to Certificate holders pursuant to the Pooling and Servicing Agreement by and among Bank of America, FSB, Bank of America National Trust and Savings Association, and The First National Bank of Chicago, as Trustee, dated as of June 1, 1996 (a copy of which agreement was filed by the registrant with the Commission on July 2, 1996 on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION

                                   BANK OF AMERICA, FSB

                                   BY:  /S/       John W. Wheeler
                                        -------------------------
                                                  John W. Wheeler*
                                   Dated:         July 24, 1996
                                                  San Diego, California



* Mr. Wheeler is an Executive Vice President of Bank of America National Trust and Savings Association and president and Division Chief Executive Officer of Bank of America, FSB.

                 BankAmerica Manufactured Housing Contract Trust
                  Senior/ Subordinate Pass-Through Certificates
                     Series 1996-1, Investor Number 19962001


MONTHLY SERVICING SUMMARY

Period Ending:        06/30/96
Determination Date:   07/05/96                                  Pass Through
Remittance Date:      07/10/96                                      Rate                  Balance            Pool Factor
                                                                ------------         ---------------        ------------
                                         Scheduled Pool                              $245,785,417.44        100.0000000%
Prior Period WAC        10.62%               Class A-1
                                            Certificate             6.1250%            46,149,851.34         97.9224073%

Current Period WAC      10.62%               Class A-2
                                            Certificate             6.6500%            51,893,000.00        100.0000000%
                                             Class A-3
                                            Certificate             6.9500%            20,316,000.00        100.0000000%
                                             Class A-4
                                            Certificate             7.3000%            26,068,000.00        100.0000000%
                                             Class A-5
                                            Certificate             7.5500%            28,483,000.00        100.0000000%
                                             Class A-6
                                            Certificate             8.0000%            27,040,000.00        100.0000000%
Senior Percentage      100.00%               Class A-7
                                            Certificate             7.8000%            20,891,000.00        100.0000000%
Class A-7 Percentage     0.00%               Class B-1
                                            Certificate             7.8750%            15,361,000.00        100.0000000%
Class B Percentage       0.00%               Class B-2
                                            Certificate             8.5000%             8,604,417.44        100.0000000%


I. RECAP OF POOL:                           LOAN
                                           COUNT           CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4
                                    --------------      --------------      --------------      --------------      --------------
   Beginning Certificate Balance             9,075      $47,129,000.00      $51,893,000.00      $20,316,000.00      $26,068,000.00
   Scheduled Principal Reduction                           (381,749.05)               0.00                0.00                0.00
   Partial Principal Prepayments                            (68,098.64)               0.00                0.00                0.00
   Principal Prepayments In Full               (16)        (499,513.27)               0.00                0.00                0.00
   Contract Liquidations                        (1)         (29,787.70)               0.00                0.00                0.00
   Contract Repurchases                          0                0.00                0.00                0.00                0.00
   Previously Undistributed
     Shortfalls                                                   0.00                0.00                0.00                0.00
                                    --------------      --------------      --------------      --------------      --------------
   Remaining Certificate Balance             9,058      $46,149,851.34      $51,893,000.00      $20,316,000.00      $26,068,000.00
                                    --------------      --------------      --------------      --------------      --------------
                                    --------------      --------------      --------------      --------------      --------------

                                       CLASS A-5           CLASS A-6           CLASS A-7           CLASS B-1           CLASS B-2
                                    --------------      --------------      --------------      --------------      --------------
   Beginning Certificate Balance    $28,483,000.00      $27,040,000.00      $20,891,000.00      $15,361,000.00       $8,604,417.44
   Scheduled Principal Reduction              0.00                0.00                0.00                0.00                0.00

MONTHLY SERVICING SUMMARY

Period Ending       06/30/96
   Partial Principal Prepayments              0.00                0.00                0.00                0.00                0.00
   Principal Prepayments In Full              0.00                0.00                0.00                0.00                0.00
   Contract Liquidations                      0.00                0.00                0.00                0.00                0.00
   Contract Repurchases                       0.00                0.00                0.00                0.00                0.00
   Previously Undistributed
     Shortfalls                               0.00                0.00                0.00                0.00                0.00
                                    --------------      --------------      --------------      --------------      --------------
   Remaining Certificate Balance    $28,483,000.00      $27,040,000.00      $20,891,000.00      $15,361,000.00       $8,604,417.44
                                    --------------      --------------      --------------      --------------      --------------
                                    --------------      --------------      --------------      --------------      --------------




II. DISTRIBUTIONS:
                                                           CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4
                                                        --------------      --------------      --------------      --------------
    Principal Distribution Amount                          $979,148.66               $0.00               $0.00               $0.00
    Interest Distribution Amount                            240,554.27          287,573.71          117,663.50          158,580.33
    Unpaid Interest Shortfall                                     0.00                0.00                0.00                0.00
                                                        --------------      --------------      --------------      --------------
    Total Distribution                                   $1,219,702.93         $287,573.71         $117,663.50         $158,580.33
                                                        --------------      --------------      --------------      --------------
                                                        --------------      --------------      --------------      --------------

                                       CLASS A-5           CLASS A-6           CLASS A-7             CLASS B-1           CLASS B-2
                                    --------------      --------------      --------------      --------------      --------------
  Principal Distribution Amount              $0.00               $0.00               $0.00               $0.00               $0.00
  Interest Distribution Amount          179,205.54          180,266.67          135,791.50          100,806.56           60,947.96
  Unpaid Interest Shortfall                   0.00                0.00                0.00                0.00                0.00
                                    --------------      --------------      --------------      --------------      --------------
  Total Distribution                   $179,205.54         $180,266.67         $135,791.50         $100,806.56          $60,947.96
                                    --------------      --------------      --------------      --------------      --------------
                                    --------------      --------------      --------------      --------------      --------------

III. SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                  $2,556,949.99
                                                                        Gross Int....             2,175,200.94
                                                                        Principal....               381,749.05

IV.  SERVICING FEE:                                                                                $204,821.18

MONTHLY SERVICING SUMMARY

Period Ending       06/30/96
V.   DELINQUENCY INFORMATION:
                                                                 Days Delinquent                        Number      Actual Balance
                                                                ----------------              ----------------    ----------------
                                                                     31 - 59                                56       $1,468,107.33
                                                                     60 - 89                                 0                0.00
                                                                   90 or more                                0                0.00
                                                                ----------------              ----------------    ----------------
                                                                Total Delinquent                            56       $1,468,107.33
                                                                                              ----------------    ----------------
                                                                                              ----------------    ----------------


VI.  REPOSSESSION INFORMATION:                                                                          Number      Actual Balance
                                                                                              ----------------    ----------------
                                                          BOP Repossessions                                  0               $0.00
                                                              Plus Repossessions this Month                 10          249,798.11
                                                          Less Liquidations                                  1           29,806.01
                                                                                              ----------------    ----------------
                                                          EOP Repossessions                                  9         $219,992.10
                                                                                              ----------------    ----------------
                                                                                              ----------------    ----------------


VII. REPURCHASES:
                                                                                                        Number      Actual Balance
                                                                                              ----------------    ----------------
                                                 Contracts Repurchased or Replaced                           0               $0.00
                                                   Eligible Substitute Contracts                             0               $0.00
                                                                                              ----------------    ----------------
                                                     Difference Paid by Servicer                             0               $0.00
                                                                                              ----------------    ----------------
                                                                                              ----------------    ----------------


VIII.RESERVE ACCOUNT ACTIVITY
                                                  Reserve Fund Beginning Balance                         $0.00
                                                        Reserve Fund Draw Amount                         $0.00
                                                     Reserve Fund Deposit Amount                         $0.00


IX.       MONTHLY ADVANCE

MONTHLY SERVICING SUMMARY

Period Ending:      06/30/96

                                                                                        Monthly Advance Amount          $16,679.47
                                                                                   Outstanding Amount Advanced               $0.00


X.   DELINQUENCY RATIOS
                                                                              Average 30-Day Delinquency Ratio               0.60%
                                                                              Average 60-Day Delinquency Ratio               0.00%
                                                                                Cumulative Realized Loss Ratio               0.01%
                                                                                   Current Realized Loss Ratio               0.01%


XI.  RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                                                   $0.00


XII. LIQUIDATION
     LOSSES:
                                                                                 Previous Period Aggregate Net
                                                                                           Liquidation Losses:               $0.00
                                                                                      Current Period Aggregate
                                                                                       Net Liquidation Losses:          $19,234.72
                                                                            Current Period Liquidation Losses:          $19,234.72